UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):   March 31, 2008

TRUEBLUE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)

(253) 383-9101
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2008, the Board of Directors of TrueBlue, Inc. (the “Company”), adopted an amendment to the Company’s Restated Bylaws, which amendment will be effective the day immediately following the adjournment of the 2008 annual shareholders meeting.  The 2008 annual meeting is scheduled to occur on May 14, 2008. Unless the meeting is postponed or adjourned, the amendment should become effective May 15, 2008.  The amendment will amend and restate Section 3 of Article II of the Company’s Restated Bylaws to provide for majority voting for the election of Company directors in non-contested elections.  The text of the amendment to the Restated Bylaws is attached hereto as Exhibit 3.3

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

3.3	Amendment to Restated Bylaws of TrueBlue, Inc. adopted as of March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date: April 2, 2008	By:	/s/ James E. Defebaugh
James E. Defebaugh Executive Vice President, General Counsel and Secretary